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                                                                    EXHIBIT 23.3

                        (PRATOR BETT, L.L.C. LETTERHEAD)

                   CONSENT OF INDEPENDENT PETROLEUM ENGINEERS

We hereby consent to the reference to our firm and to our report dated February 17, 2003, presenting estimated reserves and future revenue for the oil and gas properties of NEG Operating, LLC, in National Energy Group Inc.'s Annual Report on Form 10-K for the year ended December 31, 2002.


                                       /s/ PRATOR BETT
                                       ---------------------------------------
                                           PRATOR BETT, L.L.C.

Houston, Texas
March 14, 2002